UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) October 5, 2018

SANTA FE GOLD CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20430	84-1094315
(Commission File Number)	(IRS Employer Identification No.)

P O Box 25201
Albuquerque, NM 87125
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, Including Area Code (505) 255-4852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

( ) Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01  Regulation FD Disclosure

Santa Fe Gold Corporation (“Santa Fe” or the “Company”) is furnishing this Current Report on Form 8-K in connection with the disclosure of information regarding press releases previously disseminated.

The information furnished pursuant to Item 7.01 of this Current Report shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.  This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information furnished pursuant to Item 7.01 in the Report that is required to be disclosed solely by Regulation FD.

The Company has identified certain statements in press releases regarding certain tonnage amounts of ore and estimated cumulative revenues.  The press releases in question are: (i) an April 13, 2017 press release stating that the Company is “developing three new mines for production with estimated cumulative revenues of $757 million as part of its ambitious new 5-year plan”; (ii) a September 29, 2016 press releasing stating that “an area known to include numerous high grade gold and silver deposits and estimated to hold upwards of 15,000,000 tons of conventional high grade ores”; (iii) a December 12, 2016 press release stating “the company recently acquired and now controls or owns approximately 53 million tons of valuable gold, silver, copper, precious and base metals”; (iv) a February 10, 2017 press release regarding certain properties with an “estimated total of which could be in excess of 3.06 million tons of ore”; (v) a March 8, 2018 press release stating “resource targets that certain properties could hold between 135 and 250 million additional ounces of silver” and “projected contained metal values in these materials are approximately $158 million and $681 million respectively for a total valuation of $839 million; (vi) a September 14, 2017 press release regarding certain properties “estimated to contain at least 135 million ounces of silver”; and (vii) a March 16, 2018 press release stating “that the Alhambra mine alone could contain a total of $839 million comprising $158 million and $681 million in place value of silver alone.”  Upon further review, the projections and estimates regarding tonnage and estimated revenue stated above, as well as other related references to resource amounts and values, do not appear to have been made in conformity with SEC Industry Guide 7 with respect to releasing information regarding mineral projects and, in that context, may not have had sufficient technical or financial justification.  The Company has not conducted, to date, a preliminary economic assessment with respect to its mining rights and properties and, accordingly, reports no proven or probable reserves.  Additionally, a press release dated January 10, 2018 (the actual press release references the calendar year 2017) erroneously states that the final payment of $500,000 has been made with respect to the Alhambra mine; such payment has not been made to date.  The Company has removed these press releases from its website and these press releases should not be relied upon by investors.

Forward-Looking Statements

This Form 8-K contains forward-looking statements.  When used in this report, the words “potential”, “projected”, “estimates”, “upwards”, “indicate”, “expect”, “intend”, “hopes,” “believe,” “may,” “will,” “if, “could” “anticipate” and similar expressions are intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, risks and uncertainty as well as those factors discussed under the heading “Risk Factors” in the Company’s annual report on Form 10-K as filed on July 5, 2018 and other documents filed with the U.S. Securities and Exchange Commission. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, the Company assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 8.01  Other Events

Set forth below is a description of our mining properties and rights as of September 30, 2018 consistent with Item 1.02 of Regulation S-K.  The Company has acquired rights to five patented claims and 82 unpatented claims in the Black Hawk district of New Mexico, acquired rights to four placer claims in British Columbia, Canada, and owns an aggregate of 42 unpatented claims located in Grant County, New Mexico, and Hidalgo County, New Mexico.

Description of Black Hawk and Bullard Peak Project

We have not established that our Black Hawk and Bullard Peak rights contain proven or probably reserves, as defined under SEC Industry Guide 7.  No exploration activities have commenced to date and no exploration costs have been incurred or paid.  To date, the Company has not (i) commenced or adopted plans to conduct any exploration, (ii) prepared drilling plans, proposals, timetables or budgets for exploration work, or (iii) identified engineers and other personnel that will conduct or assist in any exploration work.  The Company will need to raise funds to conduct exploration work and it currently lacks firm commitment financing for any exploration activities.

The Company will need to prepare the property for exploration and drilling activities, including building infrastructure, installing facilities, and purchasing equipment.  The Company lacks the capital to fund these expenditures.

Description and Access

The Black Hawk district, sometimes referred to as the Bullard Peak district, is located in Grant County, New Mexico, approximately 21 miles by road west of Silver City, New Mexico, the terminus of a branch line of the Atchison, Topeka and Santa Fe Railway.  The district is in the northeastern foothills of the Big Burro Mountains at an altitude of approximately 5,450 to 6,150 feet.  Scattered junipers, scrub oak, small pines, and brush cover the hillsides.  Most of the district is drained by way of Black Hawk Canyon which bisects the area and flows northward to Mangas Creek, but the eastern part is drained by tributaries of Silver Dale Creek, which flows northeastward to Mangas Creek.  Mangas Creek flows into the Gila River about 9 miles northwest of the mouth of Black Hawk Canyon.  The property is reached by truck on a private dirt road that turns left off a paved highway, which access road is approximately 21 miles west of Silver City.  The claims are all located within approximately 1,900 acres.

The ore in the Black Hawk district appears to be controlled by rock lithology, with the host rock being a coarse grained quartz diorite.  Vein boundaries are sharp and the vein filings are generally recognizable visually.

Acquisition and Ownership

Pursuant to a stock purchase agreement dated August 2017, the Company acquired all the capital stock of Bullard’s Peak Corporation from Black Hawk Consolidated Mines Company for a purchase price of $3,000,000, of which $500,000 remains due and payable as of the date hereof and the capital stock of Bullard’s Peak Corporation and the mining claims collateralize the full purchase price payment. Title to the claims will be transferred upon receipt by seller of the full purchase price.  In August 2018, the Company was informed that the seller terminated the stock purchase agreement.  While the Company and seller are in preliminary discussions regarding payment terms for the final $500,000 purchase price obligation, there is no assurance that this stock purchase agreement will be reinstated.  Additionally, the Company granted the seller a 2% net smelter return in perpetuity.  The net smelter return is the greater of (i) all monies the Company receives for or from any and all ore removed from the property whether for exploration, mining operations or any other reason, and (ii) the fair market value of removed ore.

Patented Lode Claims

	Name	MS No.

1	Alhambra Lode	MS 869
2	Kent County Lode	MS 778
3	Blackhawk Lode	MS 364A
4	Bullernat Lode	MS 546
5	Little Rhody Lode	MS 365A
6	Extension Lode	MS 772
7	Pumpkin Lode	MS 548
8	Silver Glance Lode	MS 366A
9	Good Hope Lode	MS 480
10	Chicago Lode	MS 771
11	Surprise Lode	MS 367A
12	Cornucapia Lode	MS 770
13	Stonewall Lode	MS 547

Unpatented Lode Claims

	Name	BLM Serial Number

1	Alhambra Extension – Lode	NMMC 50356
2	Easy Days – Lode	NMMC 50357
3	Old Hobson – Lode	NMMC 50358
4	Argentine No. 5 – Lode	NMMC 85992
5	Argentine No. 6 – Lode	NMMC 85993
6	Argentine No. 7 – Lode	NMMC 85994
7	Argentine No. 8 – Lode	NMMC 85995
8	Argentine No. 9 – Lode	NMMC 85996
9	Argentine No. 17 – Lode	NMMC 86004
10	Argentite #1 – Lode	NMMC 64721
11	Argentite #2 – Lode	NMMC 64722
12	Argentite #3 – Lode	NMMC 64723
13	Argentite #4 – Lode	NMMC 64724

14	Argentite #10 – Lode	NMMC 64725
15	Argentite #11 – Lode	NMMC 64726
16	Argentite #12 – Lode	NMMC 64727
17	Argentite #13 – Lode	NMMC 64728
18	Argentite #14 – Lode	NMMC 64729
19	Argentite #15 – Lode	NMMC 64730
20	Argentite #16 – Lode	NMMC 64731
21	Argentite #18 – Lode	NMMC 64732
22	Argentite #19 – Lode	NMMC 64733
23	Argentite #20 – Lode	NMMC 64734
24	Argentite #21 – Lode	NMMC 64735
25	Argentite #22 – Lode	NMMC 64736
26	Contention #1 – Lode	NMMC 64719
27	Contention #2 – Lode	NMMC 64720
28	No Show #1 – Lode	NMMC 106382
29	No Show #2 – Lode	NMMC 106383
30	No Show #3 – Lode	NMMC 106384
31	No Show #4 – Lode	NMMC 106385
32	No Show #5 – Lode	NMMC 106386
33	No Show #6 – Lode	NMMC 106387
34	No Show #7 – Lode	NMMC 106388
35	No Show #8 – Lode	NMMC 106389
36	No Show #9 – Lode	NMMC 106390
37	No Show #10 – Lode	NMMC 106391
38	No Show #11– Lode	NMMC 106392
39	No Show #12 – Lode	NMMC 106393
40	No Show #13 – Lode	NMMC 106394
41	No Show #14 – Lode	NMMC 106395
42	No Show #15 – Lode	NMMC 106396
43	No Show #16 – Lode	NMMC 106397
44	No Show #17 – Lode	NMMC 106398
45	No Show #18 – Lode	NMMC 106399
46	No Show #19 – Lode	NMMC 106400
47	No Show #20 – Lode	NMMC 106401
48	Rhonda #1 – Lode	NMMC 106402
49	Rhonda #2 – Lode	NMMC 106403
50	Rhonda #3 – Lode	NMMC 106404
51	Rhonda #4 – Lode	NMMC 106405
52	Rhonda #5 – Lode	NMMC 106406
53	Rhonda #6 – Lode	NMMC 106407
54	Rhonda #7 – Lode	NMMC 106408
55	Rhonda #8 – Lode	NMMC 106409
56	Rhonda #9 – Lode	NMMC 106410
57	Rhonda #10 – Lode	NMMC 106411
58	Rhonda #11 – Lode	NMMC 106412
59	Rhonda #12 – Lode	NMMC 106413
60	Rhonda #13 – Lode	NMMC 106414
61	Rhonda #14 – Lode	NMMC 106415
62	Rhonda #15 – Lode	NMMC 106416
63	Rhonda #16 – Lode	NMMC 106417
64	Rhonda #17 – Lode	NMMC 106418
65	Rhonda #18 – Lode	NMMC 106419
66	Pec-II #1 – Lode	NMMC 106420
67	Barite – Lode	NMMC 109082
68	Barite No. 2 – Lode	NMMC 109083
69	Barite No. 3 – Lode	NMMC 109084
70	Jody #1 – Lode	NMMC 115276
71	Jody #2 – Lode	NMMC 115277
72	Jody #3 – Lode	NMMC 115278
73	Jody #4 – Lode	NMMC 115279
74	Jody #5 – Lode	NMMC 115280
75	Jody #7 – Lode	NMMC 115281

76	Jody #8 – Lode	NMMC 115282
77	Jody #9 – Lode	NMMC 115283
78	Jody #10 – Lode	NMMC 115284
79	Stonewall Surprise – Lode	NMMC 193678
80	Alhambra Extension 2 – Lode	NMMC 193679
81	No Show No. 21 – Lode	NMMC 193680
82	No Show No. 23 – Lode	NMMC 193681

Geology

The Silver City quadrangle covers approximately 20,650 square kilometers chiefly in the southern basin and range province of southwestern New Mexico and southeastern Arizona.  Bedrock of the ranges includes Precambrian igneous and metamorphic rocks, Paleozoic sedimentary rocks, Mesozoic igneous and sedimentary rocks, and Cenozoic igneous rocks.  The intervening basins, which constitute about 65% of the quadrangle’s surface area, are filled with Late Cenozoic (Pliocene-Pleistocene) sedimentary deposits in places to depths of more than 1,000 meters.  The geology of each range is generally different and most rock units and pre-basin and range structures cannot be correlated across the basin areas.  The principal hydrothermal ore-forming processes in the quadrangle are believed to be attributable to subduction-related events including complex eruptive systems during two distinct periods in the development of the western orogenic continental margin: (i) a medium-potassium calcium/alkaline volcanic arc system in late Cretaceous/early Tertiary time (the Laramide orogeny 80/50 million years ago); and (ii) a high-potassium calcium/alkaline volcano-plutonic arc system in middle Tertiary time (30/15 million years ago).  The hydrothermal-magmatic vein and pegmatite type deposits are probably Precambrian in age and the syngenetic sedimentary and volcanic deposits range in age from Cambrian to late Tertiary (or younger).

Although there is some local variation in some of the districts, the five metal types of deposits in the Black Hawk district are fissure veins where the carbonate and the ore minerals fill open space caused by the fracturing.  The ore generally occurs in small high grade pods or shoots randomly distributed within the fracture zone.  The location of these open spaces is the sole recognized control of ore distribution.  The favorability of the host seems to be governed by its fracturing characteristics rather than any chemical factor.  Generally in these deposits there is one favored rock type that accounts for most of the production.  At the Black Hawk district the preferred host rock is the coarse grained quartz diorite.

Mineralization

Mineralization in the Black Hawk mining district consists of numerous narrow carbonate veins containing varying amounts of cobalt and nickel, silver, uranium and arsenic.  This is a geologic type of mineral deposit generally called “five element veins.”

Metallurgy

The project requires further evaluation of its mineralogical makeup and economic modeling to determine the appropriate course for any potential future development.  The Company has not conducted a preliminary economic assessment of the project.

Power and Water

The Company will be required to use water from the mine, to be stored in a water tank to be placed on the property, for its water source.  It is believed that this water will be sufficient for any development purposes.  The Company will be required to place a generator on the property for electricity.

Property History

The Black Hawk district was discovered in 1881 and was in production until the so-called “silver panic” of 1893.  Since 1893, there has been little activity in the Black Hawk district.  We believe one of the mines, the Black Hawk, was reopened in 1917 and some unsuccessful development done in the upper levels.  We further believe that the Black Hawk district was reopened at different times in the 1950’s, 1960’s and the 1970’s, but no sustained development or production is believed to have occurred.  There has been some trenching and surface geochem work done at various times.

Description of British Columbia Claims

We have not established that our British Columbia rights contain proven or probably reserves, as defined under SEC Industry Guide 7.  No exploration activities have commenced to date and no exploration costs have been incurred or paid.  To date, the Company has not (i) commenced or adopted plans to conduct any exploration, (ii) prepared drilling plans, proposals, timetables or budgets for exploration work, or (iii) identified engineers and other personnel that will conduct or assist in any exploration work.  The Company will need to raise funds to conduct exploration work and it currently lacks firm commitment financing for any exploration activities.

The Company will need to prepare the property for exploration and drilling activities, including building infrastructure, installing facilities, and purchasing equipment.  The Company lacks the capital to fund these expenditures.

Description and Access

The 4 placer claims are located in the Vernon mining district of British Columbia, Canada, encompassing approximately 48 hectares.  The claim acreage consists primarily of second-growth deciduous forest cover (poplar-cottonwood) in the Harris Creek valley floor.  The region is part of the Okanagan Highland with well-incised creeks bisected by a gentle rolling plateau.  The property is approximately 4 miles southwest of Lumby, British Columbia, by Highway 6, the Creighton Valley road, the Harris Creek and the Home Creek Main logging road.

Acquisition and Ownership

On November 30, 2017, the Company entered into substantially identical agreements with Fortune Graphite, Inc. and Worldwide Graphite Producers, Ltd. to acquire a total of four placer claims for aggregate consideration of Can$400,000 and the issuance of 10,000,000 shares of Company common stock.  Title to these claims remains in trust with the sellers until payment in full.  To date, the Company has paid Can$260,000.  The Company owes the sellers Can$140,000 and 10,000,000 shares of Company common stock.  The Company has been notified that it is in default and the sellers have threatened legal action.  The Company cannot predict the outcome of its default, and there can be no assurance that the Company will not lose its interest in these claims

Placer Claims

Title Number	Claim Name	Owner	Title Type	Title Sub Type	Map Number	Area (hectares)
564090	King David’s Castle	142818 (100%)	Placer	Claim	093N	18.2235
1051737	KDC EXT	142818 (100%)	Placer	Claim	093N	18.2236
633803	Harris Gold Creek Placer	132024 (100%)	Placer	Claim	082L	20.6854
1051738	HCP EXT	132024 (100%)	Placer	Claim	082L	20.6872

Geology

There has been limited regional mapping of the Harris Creek basin, and it is believed that the outcrop in the basin is Tertiary sedimentary or volcanic rocks, dating to the Harper Ranch Group of Devonian to Triassic age.  It is believed that the majority of exposed rock in stream and road cuts in the area are pelagic limy graphitic argillites with andesite bands or major dome volcanics.  Intruding the Harper Ranch Group are Jurassic age granitic rocks of the Nelson Batholith type.  These can produce narrow veins carrying gold and base metals.

Mineralization

The British Columbia claims cover a portion of the Jurassic age Nelson Intrusion cut by a swarm of parallel northeast striking faults with dyke or vein filling.  The granitic rock, likely quartz rich granodiorite, is altered in most exposures as to give the appearance of being part of the Eocene age dacite volcanics.

The majority of exposures are granitic rocks altered to yellow or orange weathering sericite rich pyrite bearing unit that is somewhat flooded with varying amounts of silica.  The altered rock is brecciated in the footwall portions of vein faults and clayed in the northwest side.

Metallurgy

The project requires further evaluation of its mineralogical makeup and economic modeling to determine the appropriate course for any potential future development.  The Company has not conducted a preliminary economic assessment of the project.

Power and Water

The Company believes that it will be able to utilize water from the existing creek.  The Company will be required to place a generator on the property for electricity.

Property History

We believe that the earliest known interest in Harris Creek is the location of placer gold near the bottom of Harris Creek.  We further understand that in the 1930s, some mining activities occurred in the region with some additional work performed during the 1980s and 1990s.

Description of Additional New Mexico Claims

We have not established that our additional New Mexico claims contain proven or probable reserves, as defined under SEC Industry Guide 7.  We own 24 unpatented lode claims located in Grant County, New Mexico (“Malone Mine claims”), 16 unpatented placer claims located in the Playas Lake Bed area of Hidalgo County, New Mexico (“Playa Hidalgo Placer claims”), and two claims in the Pinos Altos Mining District of New Mexico (“Sunset claims”).  No exploration activities have commenced to date and no exploration costs have been incurred or paid.  To date, the Company has not (i) commenced or adopted plans to conduct any exploration, (ii) prepared drilling plans, proposals, timetables or budgets for exploration work, or (iii) identified engineers and other personnel that will conduct or assist in any exploration work.  The Company will need to raise funds to conduct exploration work and it currently lacks firm commitment financing for any exploration activities.

The Company will need to prepare the property for exploration and drilling activities, including building infrastructure, installing facilities, and purchasing equipment.  The Company lacks the capital to fund these expenditures.

Description and Access

The Malone Mine claims consist of 24 unpatented lode claims located in Grant County, New Mexico, encompassing approximately 480 acres.  The property is situated approximately 17 miles northeast of Lordsburg township, New Mexico, and is easily accessible from State Highway 90 which connects Lordsburg and Silver City, by turning north onto the Mill Canyon Road (Forest Road No. 859).  A drive of approximately 3 miles reaches the southern claim boundary.

The Playas Hidalgo Placer claims consist of 16 unpatented placer claims located in the Playas Lake Bed area of Hidalgo County, New Mexico, encompassing approximately 320 acres.  The Playas is an area in a dry lake bed, about 5 miles west of Lordsburg, encompassing in excess of 50 square miles.  It is flat and unencumbered, easily accessible from the major artery, I-10, headed west toward Tucson from Lordsburg.  The lake has been the repository of run-offs and streams from the Burro Mountains.

The sunset lode and sunset placer claims, the Sunset claims, are situated in the Pinos Altos Mining District of Grant County, New Mexico, encompassing approximately 20 acres.  Both claims are on the same 20 acres, accessible from Highway 15/Bear Creek Road outside of Pinos Altos, via a dirt road.  The claims bounded on the north end by the south end of the Navajo claim and bounded on the south end by the north end of the Grey Eagle patented claim.  The Sunset claims include all veins, deposits and the surface ground.

Acquisition and Ownership

The Company acquired the Malone Mine claims, Playa Hidalgo Placer claims and the Pinos Altos claims for an aggregate of $500.  In September of each calendar year, the Company is required to renew these claims at a price of $155 per claim.  Failure to renew will result in the loss of such claims.

Unpatented Malone Mine Lode Claims

	Name	BLM Serial Number

1	Malone #8 – Lode	NMMC 198189
2	Malone #9 – Lode	NMMC 198190
3	Malone #10 – Lode	NMMC 198191
4	Malone #11 – Lode	NMMC 198192
5	Malone #12 – Lode	NMMC 198193
6	Malone #13 – Lode	NMMC 198194
7	Malone #14 – Lode	NMMC 198195
8	Malone #15 – Lode	NMMC 198196
9	Malone #16 – Lode	NMMC 198197
10	Malone #17 – Lode	NMMC 198198
11	Malone #18 – Lode	NMMC 198199
12	Malone #19 – Lode	NMMC 198200
13	Malone #20 – Lode	NMMC 198201
14	Malone #21 – Lode	NMMC 198202
15	Malone #22 – Lode	NMMC 198203
16	Malone #23 – Lode	NMMC 198204
17	Malone #24 – Lode	NMMC 198205
18	Malone #1 – Lode	NMMC 198961
19	Malone #2 – Lode	NMMC 198962
20	Malone #3 – Lode	NMMC 198963

21	Malone #4 – Lode	NMMC 198964
22	Malone #5 – Lode	NMMC 198965
23	Malone #6 – Lode	NMMC 198966
24	Malone #7 – Lode	NMMC 198967

Unpatented Playa Hidalgo Placer Claims

	Name	BLM Serial Number

1	SP #1 – Placer	NMMC199275
2	SP #2 – Placer	NMMC199276
3	SP #3 – Placer	NMMC199277
4	SP #4 – Placer	NMMC199278
5	SP #5 – Placer	NMMC199279
6	SP #6 – Placer	NMMC199280
7	SP #7 – Placer	NMMC199281
8	SP #8 – Placer	NMMC199282
9	SP #9 – Placer	NMMC199283
10	SP #10 – Placer	NMMC199284
11	SP #11 – Placer	NMMC199285
12	SP #12 – Placer	NMMC199286
13	SP #13 – Placer	NMMC199287
14	SP #14 – Placer	NMMC199288
15	SP #15 – Placer	NMMC199289
16	SP #16 – Placer	NMMC199290

Unpatented Pinos Altos Claims

	Name	BLM Serial Number

1	Sunset Lode Claim	NMMC 31632
2	Sunset Placer Claim	NMMC 31633

Geology

The Silver City quadrangle covers approximately 20,650 square kilometers chiefly in the southern basin and range province of southwestern New Mexico and southeastern Arizona.  Bedrock of the ranges includes Precambrian igneous and metamorphic rocks, Paleozoic sedimentary rocks, Mesozoic igneous and sedimentary rocks, and Cenozoic igneous rocks.  The intervening basins, which constitute about 65% of the quadrangle’s surface area, are filled with Late Cenozoic (Pliocene-Pleistocene) sedimentary deposits in places to depths of more than 1,000 meters.  The geology of each range is generally different and most rock units and pre-basin and range structures cannot be correlated across the basin areas.  The principal hydrothermal ore-forming processes in the quadrangle are believed to be attributable to subduction-related events including complex eruptive systems during two distinct periods in the development of the western orogenic continental margin: (i) a medium-potassium calcium/alkaline volcanic arc system in late Cretaceous/early Tertiary time (the Laramide orogeny 80/50 million years ago); and (ii) a high-potassium calcium/alkaline volcano-plutonic arc system in middle Tertiary time (30/15 million years ago).  The hydrothermal-magmatic vein and pegmatite type deposits are probably Precambrian in age and the syngenetic sedimentary and volcanic deposits range in age from Cambrian to late Tertiary (or younger).

Mineralization

Mineralization in the Pinos Altos mining district consists of numerous narrow carbonate veins containing varying amounts of cobalt and nickel, silver, uranium and arsenic.  This is a geologic type of mineral deposit generally called “five element veins.”

Metallurgy

The project requires further evaluation of its mineralogical makeup and economic modeling to determine the appropriate course for any potential future development.  The Company has not conducted a preliminary economic assessment of the project.

Power and Water

The Company will be required to store water in a water tank to be placed on the property, for its water source.  The Company will be required to place a generator on the property for electricity.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SANTA FE GOLD CORPORATION
(Registrant)

Date: October 5, 2018	/s/ Frank Mueller
Frank Mueller
Chief Financial Officer